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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  August 11, 1997

                       BAY VIEW SECURITIZATION CORPORATION
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               (Exact name of registrant as specified in charter)


            Delaware                        333-16233             93-1225376
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State or other jurisdiction of       (Commission File No.)    (I.R.S. Employer
incorporation or organization                                Identification No.)


                c/o Bay View Bank
             2121 So. El Camino Real
              San Mateo, California                              94403
      --------------------------------------                    --------
      Address of principal executive offices                    Zip Code


       Registrant's telephone number, including area code: (415) 573-7300


                                 Not Applicable
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              (Former name, former address, and former fiscal year,
                         if changed since last report)
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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated July 31, 1997


                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                            BAY VIEW 1997 RA-1 AUTO TRUST
                                   BY:      BAY VIEW SECURITIZATION CORPORATION
                                            ORIGINATOR OF TRUST



Dated:    August 21, 1997         By:      /s/ David A. Heaberlin
                                           ----------------------
                                           David A. Heaberlin
                                           Treasurer and Chief Financial Officer

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